Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
FEBRUARY, 1997



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.5754%



        Excess Protection Level
          3 Month Average  4.40%
          February, 1997  5.44%
          January, 1997  3.35%
          December, 1996  N/A


        Cash Yield                                  16.84%


        Investor Charge Offs                        4.37%


        Base Rate                                   7.03%


        Over 35 Day Delinquency                     4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $ 25,119,592,718.23


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,129,965,199.74